JEFFERSON PILOT VARIABLE FUND, INC.

One Granite Place
Concord, New Hampshire 03301

January 24, 2007

Dear Policy Owner:

As an Owner of a variable annuity or variable life insurance policy (the "Policy") issued by Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, or Jefferson-Pilot Life Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Growth Portfolio (the "JPVF Growth") of Jefferson Pilot Variable Fund, Inc. ("Fund") at a Special Meeting of Shareholders of the Fund to be held on March 15, 2007. Although you are not directly a shareholder of JPVF Growth , some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company ("Your Subaccount") which purchase shares issued by JPVF Growth. Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote the shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposals described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of JPVF Growth. All of the assets of the JPVF Growth would be acquired by the Growth and Income Fund (Service Class) of Lincoln Variable Insurance Products Trust ("LVIP Growth and Income"), in exchange for shares of LVIP Growth and Income and the assumption by LVIP Growth and Income of the liabilities of JPVF Growth. Your Subaccount will receive Service Class shares of LVIP Growth and Income having an aggregate net asset value equal to the aggregate net asset value of the JPVF Growth shares. Details about LVIP Growth and Income's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

The Board of Directors has approved the proposal and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope.

If you have any questions about the voting instructions form please call the JPVF Growth at 1-800-258-3648. If we do not receive your completed voting instructions form within several weeks, you may be contacted by MIS, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ David K. Booth

David K. Booth
President

JEFFERSON PILOT VARIABLE FUND, INC.
GROWTH PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 24, 2007

Dear Policy Owner:

We are writing to notify you of a special meeting of shareholders of the Growth Portfolio of Jefferson Pilot Variable Fund, Inc. ("JPVF Growth"), a portfolio of Jefferson Pilot Variable Fund, Inc. ("Fund"). The meeting will be held on Thursday, March 15, 2007, at 10:00 a.m., Eastern Standard Time, at the office of the Fund at One Granite Place, Concord, New Hampshire 03301. The attached Proxy Statement/Prospectus describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of the JPVF Growth that Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company holds attributable to your variable annuity contract or variable life insurance policy (your "Policy"). You should read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1:  To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the acquisition of all of the assets of JPVF Growth by the LVIP Growth and Income Fund (Service Class), a series of Lincoln Variable Insurance Products Trust ("LVIP Growth and Income"), in exchange for shares of LVIP Growth and Income and the assumption by LVIP Growth and Income of the liabilities of JPVF Growth. The Reorganization Agreement also provides for distribution of the shares of the LVIP Growth and Income to shareholders of JPVF Growth in liquidation and subsequent termination of JPVF Growth.

Proposal 2:  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail as explained in the enclosed Proxy Statement/Prospectus. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of JPVF Growth attributable to your Policy will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 258-3648.

By Order of the Board of Directors of Jefferson Pilot Variable Fund, Inc.

/s/ Craig D. Moreshead

Craig D. Moreshead
Secretary

ACQUISITION OF ASSETS AND LIABILITIES OF
JEFFERSON PILOT VARIABLE FUND, INC.

GROWTH PORTFOLIO

One Granite Place
Concord, New Hampshire 03301
(603) 226-5000

BY AND IN EXCHANGE FOR SHARES OF
LVIP GROWTH AND INCOME FUND

a series of
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
1300 South Clinton Street
Fort Wayne, Indiana 46801
(260) 455-2000

PROSPECTUS/PROXY STATEMENT
DATED January 24, 2007

Special Meeting of Shareholders
To be held on March 15, 2007

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Jefferson Pilot Variable Fund, Inc. Growth Portfolio ("JPVF Growth" or "Growth Portfolio" or "Growth") for consideration at a Special Meeting of Shareholders to be held on March 15, 2007 at 10:00 a.m. Eastern time at the offices of Jefferson Pilot Variable Fund, Inc. at One Granite Place, Concord, New Hampshire 03301 and any adjournments thereof (the "Meeting").

GENERAL

Subject to the approval of shareholders of JPVF Growth, the Board of Directors of the Jefferson Pilot Variable Fund, Inc. (the "Fund") has approved the proposed reorganization of JPVF Growth into LVIP Growth and Income Fund ("LVIP Growth and Income"), a series of Lincoln Variable Insurance Products Trust ("LVIP"). JPVF Growth and LVIP Growth and Income are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of

Lincoln National Corporation, are the record owners of Growth Portfolio's shares and at the Meeting will vote the shares of JPVF Growth held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a "Policy" or "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of JPVF Growth that are attributable to your Policy at the Meeting. Although you are not directly a shareholder of JPVF Growth, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company ("Your Subaccount") which purchase shares issued by one or more of the JPVF Portfolios. Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote the Growth Portfolio's shares that are attributable to your Policy at the Special Meeting.

For simplicity, in this Prospectus/Proxy Statement:

•  "Record Holder" of JPVF Growth refers to each Insurance Company which holds JPVF Growth Portfolio's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

•  "shares" refers generally to the shares of the JPVF Growth Portfolio attributable to Your Subaccount; and

•  "shareholder" or "Policy Owner" refers to you.

In the reorganization, all of the assets of JPVF Growth will be acquired by LVIP Growth and Income in exchange for Service Class shares of LVIP Growth and Income and the assumption by LVIP Growth and Income of the liabilities of Growth (the "Reorganization"). If the Reorganization is approved, Service Class shares of LVIP Growth and Income will be distributed to each Record Holder in liquidation of Growth, and Growth will be terminated. You will then hold that number of full and fractional shares of LVIP Growth and Income which have an aggregate net asset value equal to the aggregate net asset value of your shares of JPVF Growth.

The JPVF Growth Portfolio is a separate diversified series of the Fund, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). LVIP Growth and Income, a series of LVIP, a Delaware business trust, is also an open-end management investment company registered under the 1940 Act.

This Prospectus/Proxy Statement dated January 24, 2007, explains concisely the information about LVIP Growth and Income that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference.

Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about JPVF Growth:	How to Obtain this Information:
Prospectus of JPVF Growth, dated May 1, 2006	Copies are available upon request and without charge if you:

Statement of Additional Information of JPVF Growth, dated May 1, 2006.	Write to JPVF Growth at the address listed on the cover page of this Prospectus/Proxy Statement; or

Annual Report of Growth for the fiscal year ended December 31, 2005	Call (800) 258-3648 (ext. 7719) toll-free.

Semi-Annual Report of Growth for the six-month period ended June 30, 2006

Information about LVIP Growth and Income:	How to Obtain this Information:
Prospectus of LVIP Growth and Income (Service Class), dated May 1, 2006	A copy is available upon request and without charge if you: Write to LVIP Growth and Income at P. O. Box 2340, Fort Wayne, Indiana 46801; or

Statement of Additional Information of LVIP Growth and Income, dated January 24, 2007

Annual Report of LVIP Growth and Income for the fiscal year ended December 31, 2005	Call (800) 454-6265 toll-free.

Semi-Annual Report of LVIP Growth and Income for the six-month period ended June 30, 2006

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900,

Chicago, I.L. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.

Information relating to JPVF Growth contained in the Prospectus dated May 1, 2006 (SEC File No. 811-04161) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to LVIP Growth and Income contained in the LVIP Growth and Income (Service Class) Prospectus dated May 1, 2006 (SEC File No. 811-08090) also is incorporated by reference in this document. The Statement of Additional Information dated January 24, 2007 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of JPVF Growth for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006, and financial statements of LVIP Growth and Income for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006 is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An Investment in LVIP Growth and Income Through a Policy:

•  is not a deposit of, or guaranteed by, any bank

•  is not insured by the FDIC, the Federal Reserve Board or any other government agency

•  is not endorsed by any bank or government agency

•  involves investment risk, including possible loss of the purchase payment of your original investment

TABLE OF CONTENTS
SUMMARY	7

Why is the Reorganization being proposed	7

What are the key features of the Reorganization?	7

After the Reorganization, what shares of LVIP Growth and Income will be allocated to the Growth subaccount of my policy?	8

How will the Reorganization affect me?	8

How do the investment objectives, principal investment strategies and risks compare?	9

How do the risk factors compare?	10

How do the fees and expenses compare?	10

How do the performance records compare?	12

Who will be the investment adviser after the Reorganization?	14

What will the management and advisory fees be after the Reorganization?	15

How do the Directors recommend that I vote?	16

INFORMATION ABOUT THE REORGANIZATION	17

Agreement and Plan of Reorganization	17

Federal Income Tax Consequences	19

Pro Forma Capitalization	21

Distribution of Shares	22

LVIP Rule 12b-1 Plan	23

Purchase and Redemption of Fund Shares	24

Net Asset Value Determination	24

Exchange Privileges	25

Dividend Policy	25

MORE INFORMATION ABOUT THE FUNDS	26

Management of the Funds	26

Manager of Managers	26

Market Timing	26

Portfolio Holdings Disclosure	28

Distributions and Federal Income Tax Disclosure	28

Certain Management Considerations	28

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS	29

Form of Organization	29

Capitalization	29

Shareholder Liability	30

Shareholder Meetings and Voting Rights	30

Liquidation	31

Liability and Indemnification of Trustees/Directors	31

VOTING INFORMATION CONCERNING THE MEETING	32

Share Ownership	35

FINANCIAL STATEMENTS AND EXPERTS	35

LEGAL MATTERS	36

ADDITIONAL INFORMATION	36

OTHER BUSINESS	36

EXHIBIT A Form of Agreement and Plan of Reorganization	A-1

EXHIBIT B Outstanding Shares as of Record Date	B-1

EXHIBIT C Ownership of Shares as of Record Date	C-1

EXHIBIT D Management's Discussion of Fund Performance and Financial Highlights	D-1

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND
CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO
UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to JPVF Growth and LVIP Growth and Income and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the Lincoln Financial Group (which is the marketing name of Lincoln National Corporation and its afflilates) families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group. As of April 3, 2006, Jefferson–Pilot Corporation (the parent company of the Insurance Companies) and Lincoln National Corporation combined their operations, and as a result Jefferson-Pilot Corporation was merged into and with Lincoln JP Holdings, L.P., a wholly-owned subsidiary of Lincoln National Corporation. As a result, the Insurance Companies became indirect wholly-owned subsidiaries of Lincoln National Corporation.

What are the key features of the Reorganization?

The Plan of Reorganization (the "Plan") sets forth the key features of the Reorganization (See Exhibit A attached hereto). Subject to approval of JPVF Portfolio's shareholders, the Board of Directors of the Fund has approved the proposed reorganization of the Jefferson Pilot Variable Fund, Inc. (the "Fund") Portfolios into separate series of the Lincoln Variable Insurance Products Trust (the "Trust"). The Reorganization will result in the liquidation and subsequent termination of the Fund Portfolios. Shareholders should refer to Exhibit A for a full description of the Plan.

The Plan generally provides for the following:

•  the transfer in-kind of all of the assets of JPVF Growth to LVIP Growth and Income in exchange for Service Class shares of LVIP Growth and Income;

•  the assumption by LVIP Growth and Income of all of the liabilities of the JPVF Growth;

•  the liquidation of JPVF Growth by distribution of Service Class shares of LVIP Growth and Income to JPVF Growth's Record Holders;

•  the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

In the Reorganization, all of the assets of JPVF Growth will be acquired by LVIP Growth and Income. Shares of LVIP Growth and Income will be distributed to each Record Holder in liquidation of JPVF Growth, and JPVF Growth will be terminated. Your Subaccount will then hold that number of full and fractional Service Class shares of LVIP Growth and Income which has an aggregate net asset value equal to the aggregate net asset value of the JPVF Growth previously held by your Subaccount..

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, will be paid by The Lincoln National Life Insurance Company. It is anticipated that following completion of the merger, a significant portion of the securities held by JPVF Growth will be sold. If such sales occur, the transaction costs to sell securities immediately after the Reorganization will be allocated between the investment adviser and LVIP Growth and Income based upon a methodology approved by the Board of Trustees. The costs of purchasing new securities will be borne by LVIP Growth and Income.

The Reorganization is being structured so that no gain or loss will be recognized by LVIP Growth and Income or its shareholders as a result of the Reorganization. The Reorganization is expected to be completed after the close of business on April 27, 2007.

After the Reorganization, what shares of LVIP Growth and Income will be allocated to the Growth subaccount of my policy?

If shares of JPVF Growth are allocated to the Growth subaccount of your Policy, shares of Service Class of LVIP Growth and Income will be allocated to that subaccount upon the effective date of the Reorganization.

The new shares will have the same total value as the shares of the JPVF Growth, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will affect you as follows. While certain benefits are anticipated, no assurance can be given that the Reorganization will result in any such benefits.

Costs: As of December 31, 2005, the total operating expenses of the JPVF Growth Portfolio was 0.76%, while the total operating expenses of the LVIP Growth and Income Fund (Service Class) on a restated basis was 0.63%. On a pro forma basis after the Reorganization, the total operating expenses of the LVIP Growth and Income Fund (Service Class shares) are expected to be 0.65%, which are less than those of JPVF Growth. Certain transaction costs relating to the purchase and sale of securities will be paid by LVIP Growth and Income as provided in the Plan of Reorganization.

Operating Efficiencies: Upon the Reorganization, operating efficiencies may be achieved by LVIP Growth and Income because it will have a greater level of assets. As of June 30, 2006, the total net assets of the JPVF Growth Portfolio were approximately $41 million, while the total net assets of the LVIP Growth and Income Fund were approximately $1.94 billion.

The Reorganization will not affect your Policy rights. The value of your Policy will remain the same immediately following the Reorganization. After the Reorganization your Policy values will depend on the performance of LVIP Growth and Income rather than that of JPVF Growth. LVIP Growth and Income will declare and pay dividends from net investment income semi-annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. Like JPVF Growth, these dividends and distributions will continue to be reinvested by your Insurance Company in additional Service Class shares of LVIP Growth and Income. The Reorganization will not affect your right to purchase and redeem Policy cash values in Your Subaccount, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Policy. After the Reorganization, you will be able under your current Policy to allocate your Policy cash values to Your Subaccount and the Insurance Companies will use such cash values to purchase additional Service Class shares of LVIP Growth and Income. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

How do the Portfolios' investment objectives and principal investment strategies compare?

The investment objectives and principal investment strategies of JPVF Growth and LVIP Growth and Income differ to a certain extent. The investment objective of each Portfolio is fundamental, which means that it may be changed only with shareholder approval.

The investment objective of JPVF Growth is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects, while the objective of LVIP Growth and Income is to maximize long-term capital appreciation.

JPVF Growth is currently more focused on holding securities believed to have high growth prospects. LVIP Growth and Income has a more conservative approach of focusing on companies with growth prospects, but is more conscious of the price paid for that anticipated growth. Both JPVF Growth and LVIP Growth and Income hold predominantly large-cap stocks, with a smaller exposure to medium-sized companies.

How do the Portfolios' risk factors compare?

The risk factors of JPVF Growth and LVIP Growth and Income differ to a certain extent, due to the fact that LVIP Growth and Income is a more conservative less volatile portfolio.

The main risk factors investing in both portfolios are market risk, growth stock risk and medium-sized company risk. JPVF Growth is also exposed to active trading risk, which results from higher portfolio turnover causing increased trading costs.

Prices of securities held may fall due to changing market conditions. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Medium-sized companies, which are not as established as large-sized companies, may react more severely to market conditions and suffer more from economic, political and regulatory developments.

How do the Portfolios' fees and expenses compare?

JPVF Growth offers one undesignated class of shares. LVIP Growth and Income offers two classes of shares (Standard Class and Service Class). You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "LVIP Growth and Income (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JPVF Growth and LVIP Growth and Income set forth in the following tables and in the examples are based on the expenses for JPVF Growth and LVIP Growth and Income for the year ended December 31, 2005. The amounts for LVIP Growth and Income (Service Class) have been restated to reflect a change in LVIPT's expense allocation methodology. The amounts for Service Class shares of LVIP Growth and Income (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Growth and Income would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of JPVF Growth and LVIP Growth and Income are not charged any initial or deferred sales charge, or any other transaction fees. THESE TABLES DO

NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses (as of 12/31/05)
(expenses that are deducted from Portfolio assets)

	JPVF Growth	LVIP Growth and Income (Service Class)	LVIP Growth and Income Pro Forma (Service Class)
Management Fees	0.65%	0.33%	0.33%
Distribution and 12b-1 Fees	None	0.25%	0.25%
Other Expenses	0.11%	0.05%	0.07%
Total Annual Portfolio Operating Expenses	0.76%	0.63%	0.65%

Operating Expenses

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JPVF Growth versus LVIP Growth and Income and LVIP Growth and Income (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Examples of Portfolio Expenses

JPVF Growth

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$78	$243	$422	$942

LVIP Growth and Income (Service Class)

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$64	$202	$351	$786

LVIP Growth and Income (Pro Forma)

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

How do the Portfolios' performance records compare?

The following charts show how the Service Class shares of LVIP Growth and Income and the Standard Class shares of JPVF Growth have performed in the past. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss for the shares of JPVF Growth for the last eight calendar years, Service Class shares of LVIP Growth and Income for the last one calendar year, and Standard Class shares of LVIP Growth and Income for the last ten calendar years.

These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Standard Class shares of LVIP Growth and Income are not subject to the 0.25% distribution fee to which the LVIP Growth and Income Service Class shares are subject. Total return amounts are based on the last ten years for JPVF Growth and LVIP Growth and Income, which periods may have occurred before your Policy began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JPVF Growth

High Quarter: 4th - 1999 +57.11%  Low Quarter: 1st - 2001 -27.24%

LVIP Growth and Income (Service Class)

High Quarter: 3rd - 2005 +3.37%  Low Quarter: 1st - 2005 -1.55%

LVIP Growth and Income (Standard Class)

High Quarter: 4th - 1998 +22.88%  Low Quarter: 3rd - 2002 -15.63%

For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about LVIP Growth and Income is also contained in management's discussion of the LVIP Growth and Income Fund's performance which appears in the most recent Semi-Annual Report of the LVIP relating to LVIP Growth and Income.

Who will be the investment adviser of my Portfolio after the Reorganization?

JPVF Growth Investment Adviser (JPIAC)

Jefferson Pilot Investment Advisory Corporation (JPIAC) is the investment adviser for JPVF Growth. It is responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.

JPIAC, a registered investment adviser, is wholly-owned by Lincoln JP Holdings, L.P., which is wholly-owned by Lincoln National Corporation. Prior to April 3, 2006, JPIAC was wholly-owned by Jefferson-Pilot Corporation. JPIAC manages a family of investment portfolios sold primarily to separate accounts of Jefferson Pilot Insurance Companies and its affiliates to fund variable life insurance contracts and variable annuity contracts, with assets of approximately $1.2 billion as of June 30, 2006. JPIAC is located at One Granite Place, Concord, New Hampshire 03301.

JPVF Growth Subadviser (Turner)

JPIAC has contracted with the Subadviser, Turner Investment Partners, Inc. ("Turner") to make the day-to-day investment decisions for JPVF Growth. Turner has served as the Subadviser to JPVF Growth since May 1, 2004. As of December 31, 2005, Turner had over $18.3 billion in assets under management. Turner is located at 1205 West Lakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

LVIP Growth and Income Investment Adviser

Delaware Management Company (DMC) serves as the investment adviser for LVIP Growth and Income. As adviser, DMC makes the day-to-day investment decisions for LVIP Growth and Income.

DMC is a series of Delaware Management Business Trust (DMBT), and is an indirect wholly-owned subsidiary of Lincoln National Corporation. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a subadviser. DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

Change in Investment Adviser and Subadviser Upon Reorganization

It is contemplated that upon consummation of the Reorganization, JPIAC will serve as Adviser to the LVIP Growth and Income Fund, and DMC will serve as the Subadviser to the LVIP Growth and Income Fund. Shareholders of LVIP Growth and Income are being asked in separate proxy materials to approve a new investment management agreement with JPIAC. The new investment management agreement with JPIAC is expected to be on substantially the same terms as the current agreement between LVIP and DMC. The approval by the LVIP Growth and Income Fund's shareholders of the new investment management agreement is not contingent upon the approval of this Proposal 1 by shareholders of JPVF Growth. Thus, to the extent that shareholders of LVIP Growth and Income approve the new investment management agreement with JPIAC, JPIAC will serve as the investment adviser of LVIP Growth and Income.

What will the management and advisory fees be after the Reorganization?

Management Fees

Current Fee Structure: JPVF Growth currently pays JPIAC a monthly investment advisory fee at the annual rate of 0.65% for the first $150 million of the Portfolio's average daily net assets, 0.60% for the next $100 million, and 0.55% for amounts over $250 million.

Proposed Fee Structure: Upon the effective date of the Reorganization, the LVIP Growth and Income Fund's current advisory fee structure will be adopted for the merged entity pursuant to the Investment Management agreement between JPIAC and

LVIP. This structure will provide that LVIP Growth and Income will pay JPIAC a monthly investment advisory fee at the annual rate of 0.48% for the first $200 million of the Fund's average daily net assets, 0.40% for the next $200 million, and 0.30% for amounts over $400 million.

As of June 30, 2006, assets in JPVF Growth were approximately $41.3 million, while the assets in LVIP Growth and Income were $1.94 billion.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by JPIAC for providing advisory services to JPVF Growth. JPVF Growth does not pay a fee to the Subadviser.

How do the Directors recommend that I vote?

At an in-person meeting held on November 6, 2006, all of the Directors of the JPVF Growth, including the Disinterested Directors, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of the Growth Portfolio, and that the interests of existing shareholders of Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Directors evaluated extensive information provided by the management of Growth and reviewed various factors about the Portfolios and the proposed Reorganization. During their review of the proposed Reorganization, the JPVF Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JPVF Growth into Lincoln Growth and Income, the Board considered the following factors:

•  while LVIP Growth and Income and JPVF Growth both focus on large-cap stocks, the investment objective and strategy differs to the extent that LVIP Growth and Income is more conservative and less volatile;

•  LVIP Growth and Income has lower total operating expenses than JPVF Growth;

•  while LVIP Growth and Income has weaker short-term absolute performance than JPVF Growth, LVIP Growth and Income is more conservative, less volatile, and has similar long-term performance;

•  the relative asset sizes as of 6/30/06 of JPVF Growth ($41.3 million) and LVIP Growth and Income ($1.94 billion), and the operational efficiencies that may result from participating in a larger portfolio;

•  the terms and conditions of the Reorganization;

•  the fact that the Reorganization will not result in the dilution of shareholders' interests;

•  the effect of the Reorganization on the Contract Owners and the value of their Contracts;

•  the fact that Lincoln National Life will bear the proxy-related expenses of the Reorganization, and that certain transaction costs related to the sale of securities due to the merger will be allocated between JPIAC and LVIP Growth and Income based on a methodology approved by the Board, and the costs of reinvestment of the proceeds of the sales of such portfolio securities will be borne by the merged portfolio;

•  the fact that LVIP Growth and Income will assume all of the liabilities of Growth;

•  the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes;

•  the alternatives available to shareholders of Growth, including the ability to redeem their shares.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JPVF Growth concluded that the Reorganization would be in the best interests of the JPVF Growth Portfolio and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JPVF Growth for approval.

THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the LVIP Growth and Income Fund.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of JPVF Growth will be acquired by LVIP Growth and Income in exchange for Service Class shares of LVIP Growth and Income and the assumption by LVIP Growth and Income of all of the liabilities of JPVF Growth after the close of business on April 27, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, JPVF Growth will endeavor to discharge all of its known liabilities and obligations. JPVF

Growth will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

At or prior to the Closing Date, JPVF Growth will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to JPVF Growth 's Record Holders all of JPVF Growth 's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the JPVF Growth 's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Service Class shares of LVIP Growth and Income to be received by the Record Holders of JPVF Growth will be determined by multiplying the outstanding shares of JPVF Growth by a factor which shall be computed by dividing the net asset value per share of the shares of JPVF Growth by the net asset value per share of the Service Class shares of LVIP Growth and Income. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Citibank, N.A., the custodian for JPVF Growth, will compute the value of JPVF Growth 's portfolio of securities, and Mellon Bank, N.A., custodian for LVIP Growth and Income, will compute the value of LVIP Growth and Income's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of JPVF Growth and LVIP Growth and Income, respectively, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

As soon after the Closing Date as conveniently practicable, JPVF Growth will exchange its assets for shares of LVIP Growth and Income and assumption of the liabilities of JPVF Growth, and JPVF Growth will distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of LVIP Growth and Income received by JPVF Growth. The distribution will be accomplished by the establishment of accounts in the names of JPVF Growth 's Record Holders on LVIP Growth and Income's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of LVIP Growth and Income due to JPVF Growth 's Record Holders. All issued and outstanding shares of JPVF Growth will be canceled. The shares of LVIP Growth and Income to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, JPVF Growth will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by JPVF Growth 's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of JPVF Growth 's shareholders, the Plan may be terminated (a) by the mutual agreement of JPVF Growth and LVIP Growth and Income; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

It is anticipated that following completion of the merger, a significant portion of the securities held by JPVF Growth will be sold. If such sales occur, the transaction costs to sell such securities immediately after the Reorganization will be borne by LVIP Growth and Income up to the actual benefit of a reduced expense ratio resulting from the Reorganization. To the extent that such costs exceed the amount that shareholders save in the first year from the reduction in the expense ratio, Lincoln Life will pay the excess transaction costs. The transaction costs to reinvest the proceeds of such sales will be borne by LVIP Growth and Income.

If JPVF Growth 's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

Prior to or at the completion of the Reorganization, the JPVF Fund on behalf of its Portfolios (each described as "JPVF Portfolio") and the Lincoln Trust on behalf of its Funds (each described as "Lincoln Fund"), will have received an opinion from the law firm of Dechert LLP that the Reorganization has been structured so that no gain or loss will be recognized by JPVF Portfolio, or their record holders for federal income tax purposes as a result of receiving shares of Lincoln Fund in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Lincoln Fund that are received by the record holders of JPVF Portfolio will be the same as the holding period and aggregate tax basis of the shares of JPVF Portfolio previously held by such record holders, provided that such shares of JPVF Portfolio are held as capital assets. In addition, the holding periods and tax bases of the assets of JPVF Portfolio in the hands of Lincoln Fund as a result of the Reorganization will be the same as in the hands of JPVF Portfolio immediately prior to the Reorganization, and no gain or loss will be recognized by Lincoln Fund upon the receipt of the assets of JPVF Portfolio in exchange for shares of Lincoln Fund and the assumption by Lincoln Fund of JPVF Portfolio's liabilities. Assuming each shareholder's contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of either Reorganization.

For the purposes of this Federal Income Tax Section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of JPVF

Portfolio. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Lincoln Fund and JPVF Portfolio, as applicable, will receive an opinion from the law firm of Dechert LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

1)  The transfer of all of the assets of JPVF Portfolio solely in exchange for shares of Lincoln Fund and the assumption by Lincoln Fund of the liabilities of JPVF Portfolio followed by the distribution of Lincoln Fund's shares to the Record Holders of JPVF Portfolio in dissolution and liquidation of JPVF Portfolio, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Lincoln Fund and JPVF Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

2)  No gain or loss will be recognized by Lincoln Fund upon the receipt of the assets of JPVF Portfolio solely in exchange for the shares of Lincoln Fund and the assumption by Lincoln Fund of the liabilities of JPVF Portfolio;

3)  No gain or loss will be recognized by JPVF Portfolio on the transfer of its assets to Lincoln Fund in exchange for Lincoln Fund's shares and the assumption by Lincoln Fund of the liabilities of JPVF Portfolio or upon the distribution (whether actual or constructive) of Lincoln Fund's shares to JPVF Portfolio's Record Holders in exchange for their shares of JPVF Portfolio;

4)  No gain or loss will be recognized by JPVF Portfolio's Record Holders upon the exchange of their shares of JPVF Portfolio for shares of Lincoln Fund in liquidation of JPVF Portfolio;

5)  The aggregate tax basis of the shares of Lincoln Fund received by each Record Holder of JPVF Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of JPVF Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Lincoln Fund received by each Record Holder of JPVF Portfolio will include the period during which the shares of JPVF Portfolio exchanged therefore were held by such Record Holder (provided that the shares of JPVF Portfolio were held as a capital asset on the date of the Reorganization);

6)  The tax basis of the assets of JPVF Portfolio acquired by Lincoln Fund will be the same as the tax basis of such assets to JPVF Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of

Lincoln Fund will include the period during which the assets were held by JPVF Portfolio; and

7)  Lincoln Fund will succeed to and take into account capital loss carryovers, if any, of JPVF Portfolio described in Section 381(c) of the Code. Lincoln Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a Record Holder of JPVF Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its portfolio shares and the fair market value of the shares of Lincoln Fund it received. JPVF Portfolio's utilization after the Reorganization of any pre-Reorganization losses realized by JPVF Portfolio to offset gains realized by Lincoln Fund could be subject to limitation in future years.

Pro Forma Capitalization

The following table sets forth the capitalization of JPVF Growth and LVIP Growth and Income as of November 30, 2006, and the capitalization of LVIP Growth and Income on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

Capitalization of JPVF Growth , LVIP Growth and Income and LVIP Growth and Income (Pro Forma)*

	JPVF Growth Portfolio	Lincoln VIP Growth and Income Fund	Adjustments	Pro Forma Combined
Net Assets
Standard Class	$41,626,913	$1,990,308,881	$(41,626,913)	$1,990,308,881
Service Class	–	12,364,812	41,626,913	53,991,725
Total Net Assets	$41,626,913	$2,002,673,693	$–	$2,044,300,606

Net Asset Value Per Share
Standard Class	$17.29	$34.774		$34.774
Service Class		$34.741		$34.741
Shares Outstanding
Standard Class	2,407,857	57,235,079	(2,407,857)	57,235,078
Service Class	–	355,917	1,198,219	1,554,136

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

LVIP mainly sells shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of LVIP Growth and Income reflected in the calculation of (and therefore reduce) the net asset value of LVIP Growth and Income and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. LVIP Growth and Income currently does not, and has no plans to, offer shares to separate accounts of insurers other than those which are direct or indirect subsidiaries of Lincoln National; however, if approved by the Board of Trustees of LVIP Growth and Income, such shares may be offered to separate accounts of insurers which are not direct or indirect subsidiaries of Lincoln National.

The Lincoln National Life Insurance Company ("LNL") serves as the distributor for the Trust's shares. Under Distribution Agreements with the Trust, LNL serves as the general distributor of shares of each class of the Trust's series, including LVIP Growth and Income, which are sold at the net asset value of such class without any sales charge. The offering of LVIP Growth and Income's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate LNL to sell a specific number of shares.

LVIP Growth and Income is authorized to issue two classes of shares: Standard Class and Service Class. JPVF Growth currently offers only one undesignated class of shares. In the proposed Reorganization, shareholders of JPVF Growth will receive Service Class shares of LVIP Growth and Income. Service Class shares are sold at net asset value without any initial or deferred sales charges but are subject to distribution-related or shareholder servicing-related fees. A Rule 12b-1 plan has been adopted for the Service Class shares of LVIP Growth and Income. Further details about the 12b-1 plan and the fees which are deducted from the assets of LVIP Growth and Income Service Class are discussed below under "Rule 12b-1 Plan". JPVF Growth has not adopted a Rule 12b-1 plan, and, therefore, no such fees have been deducted from the assets of JPVF Growth.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP Growth and Income serves as an investment vehicle. More detailed descriptions of the Service Class shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to LVIP Growth and Income.

Rule 12b-1 Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Lincoln Trust has adopted a distribution and service plan (the "Plan") for the Service Class shares of the Growth and Income Fund, as well as other series of the Lincoln Trust. The Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their variable contracts. The Trust may pay the Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses, advertisements, education of contract owners or dealers and their representatives, and other distribution-related expenses. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for, among other things, service fees as defined under the NASD rules, furnishing personal services or such other enhanced services as the Trust or a variable contract may require, or maintaining customer accounts and records.

For the noted services, the Plan authorizes each fund to pay to Insurance Companies or others, out of the assets of the Service Class, a monthly fee (the "Plan fee") not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of such fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%. The Plan Fee may be adjusted by the Trust's Board of Trustees from time to time. The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

No "interested person" or independent trustee of the Trust had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of the Trust, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Lincoln Trust fund, including the Growth and Income Fund. Each year, the Lincoln trustees must make this determination for the Plan to be continued.

For the fiscal year ended December 31, 2005, the total amount of distribution related expenses paid by the Service Class shares of LVIP Growth and Income was approximately $3,534.

Purchase and Redemption of Fund Shares

The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of JPVF Growth or LVIP Growth and Income. No fee is charged by JPVF Growth or LVIP Growth and Income for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for purchasing a Contract or redeeming your interest in a Contract. JPVF Growth and LVIP Growth and Income buy and sell shares at net asset value per share of the JPVF Growth and LVIP Growth and Income for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

The Insurance Companies place orders for the purchase or redemption of shares of JPVF Growth and LVIP Growth and Income based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for JPVF Growth or LVIP Growth and Income determined on the close of business on that same date, without the imposition of any sales commission or redemption charge. The Insurance Companies use this net asset value to calculate the value of your interest in your Contract.

Determination of Net Asset Value

Determination of Net Asset Value

The net asset value (NAV) of the shares of each Fund of the LVIP Trust is determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 p.m. New York Time), on each day during which the New York Stock Exchange is open for trading. The NAV of the shares of each Portfolio of the JPVF Fund is also determined as of the close of trading on the NYSE, but may not be determined on days where both (i) the degree of trading in the Portfolio's securities would not materially affect the NAV of the Portfolio's shares, and (ii) no shares of the Portfolio were tendered for redemption or no purchase order was received.

For the JPVF Fund, an equity security is valued at the closing sale price, or if no sale took place, the bid price at the close of trading is used. For the LVIP Trust, the closing sale price is also used, however, if no sale took place, the Trust uses the average of readily available closings bid and asked prices on exchanges or over-the-counter.

The JPVF Fund and LVIP Trust both fair value securities for which market quotations are not readily available, at their fair value as determined in good faith by the Board of Directors of the Fund. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

Both the JPVF Fund and LVIP Trust value short-term debt securities having remaining maturities of 60 days or less on an amortized cost basis. This procedure values a purchased instrument at cost on the date of purchase plus assumes a constant rate of amortization of any discount or premium, regardless of any intervening change in general interest rates or the market value of the instrument.

The JPVF Fund values long-term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from independent bond pricing services. JP Fund values long-term publicly traded corporate bonds at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security. The LVIP Trust values all debt securities with maturities of greater than sixty days at the price established by an independent pricing service.

Exchange Privilege

The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by either JPVF Growth or LVIP Growth and Income.

Dividend Policy

JPVF Growth and LVIP Growth and Income declare and distribute their dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts, and not to you, the Policy Owner. LVIP Growth and Income distributes dividends on a semi-annual basis, while JPVF Growth normally distributes dividends on an annual basis. These distributions are in the form of additional shares of stock and, with respect to JPVF Growth, at the request of the shareholders, these distributions can be made in cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long-term capital gains of JPVF Growth and LVIP Growth and Income, if any, are declared and distributed once a year and reinvested in additional shares.

Both JPVF Growth and LVIP Growth and Income have qualified, and LVIP Growth and Income intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a regulated investment company must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as a regulated investment company distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that regulated investment company will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

MORE INFORMATION ABOUT THE FUNDS

Management of the Funds

The business and affairs of JPVF Growth and LVIP Growth and Income are managed under the direction of the JPVF Board of Directors and LVIP Board of Trustees, respectively. The respective Boards have the power to amend the bylaws, declare and pay dividends, and to exercise all powers except those granted to the shareholders.

Manager of Managers.

LVIP has obtained an exemptive order from the SEC that will permit it to operate under a "manager of managers" structure. JPVF and JPIAC currently operate under this structure. The "manager of managers" structure will allow JPIAC, without shareholder approval, to replace or add Subadvisers and to enter into subadvisory agreements with those subadvisers upon approval of the LVIP Board of Trustees. The relief provided by the exemptive order is subject to certain conditions. For example, within ninety days of the hiring of any new subadviser or the implementation of any proposed material change to a subadvisory agreement, shareholders will be furnished all information that would be included in a proxy statement regarding the new subadviser or subadvisory agreement. Moreover, JPIAC will not enter into a subadvisory agreement with an affiliated subadviser without shareholder approval. JPIAC WILL HAVE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO EMPLOYING SUBADVISERS DUE TO ITS RESPONSIBILITY TO OVERSEE SUBADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

Market Timing

Frequent, large, or short-term transfers among the Funds, such as those associated with "market timing" transactions, may adversely affect the LVIP Funds and their investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds, and as a result, the Funds discourage such trading activity.

As an effort to protect our Fund investors and the Funds from potentially harmful trading activity, LVIP utilizes certain market timing policies and procedures that have been approved by the Funds' Board of Trustees (the "Market Timing Procedures"). The Market Timing Procedures are designed to detect and prevent such transfer activity among the Funds and other mutual funds supporting the insurance contracts, that may adversely affect Fund investors. LVIP's Market Timing Procedures are substantially similar to the policies and procedures adopted by the JPVF Board of Directors.

Each LVIP Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A Fund will exercise this right if, among other things, the Fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the LVIP Funds have Market Timing Procedures, the Funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the Funds in separate accounts to support the insurance contracts. The Funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the Funds. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In accordance with SEC rules, by April 16, 2007, each Fund will enter into an agreement with any insurance company that holds Fund shares in an omnibus account to help detect and prevent market timing in the Fund's shares. The agreement generally will require such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.

As part of the Market Timing Procedures, the Funds review periodic trade reports for unusual activity that may be suggestive of market timing. The Funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the Fund contacts the applicable insurance company. If the Fund identifies the contract owner as a "market timer," the insurance company will follow the procedures for restricting the contract owner's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the Funds will be able to identify possible market timing activity or that market timing will not occur in the Funds. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the JPVF and LVIP policies and procedures with respect to the disclosure of portfolio holdings information is available in each funds' respective Statement of Additional Information.

Distributions and Federal Income Tax Considerations

LVIP's tax policy is similar to JPVF's with respect to the distribution of investment income. It is LVIP's policy to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional LVIP Growth and Income shares of the same class of LVIP Growth and Income at no charge.

Since all the shares of LVIP Growth and Income are owned directly or indirectly by Lincoln Life and Lincoln New York, this Proxy Statement/Prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to Contract Owners, see the prospectus for the variable account.

Certain Management Considerations

LVIP Growth and Income may accept investments from the Lincoln Profile Funds, separate investment series of the Trust that operate as "fund of funds." From time to time, LVIP Growth and Income may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the LVIP Growth and Income Fund's portfolio management. For example, the LVIP Growth and Income may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws, and applicable Delaware law. The operations of JPVF Growth are governed by its Articles of Incorporation and By-Laws and applicable Maryland law. The Articles of Incorporation is referred to in this Prospectus/Proxy Statement as the "The Articles". As discussed below, certain of the differences between JPVF Growth and the Trust derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the JPVF Articles of Incorporation and By-Laws, and the LVIP Agreement and Declaration of Trust and By-Laws, without charge, upon request to JPVF or LVIP at the address set forth in this proxy statement.

Form of Organization

As noted above, the Fund is organized as a Maryland corporation, and LVIP is organized as a Delaware statutory business trust. The Fund and LVIP are both open-end management investment companies registered with the SEC under the 1940 Act and are organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of JPVF Growth and other series of various asset classes. The series of LVIP consist of LVIP Growth and Income and other series of various asset classes. Both the Fund and LVIP currently offer shares primarily to insurance company separate accounts to serve as investment vehicles for variable annuity and variable life insurance policies.

Capitalization

The beneficial interests in JPVF Growth are represented by 1 billion shares of par value of one cent ($.01) per share. The beneficial interests in the JPVF Fund are represented by 20 billion common shares with a par value of one cent ($.01) each, of one or more series. The Articles of the Fund permit the Directors to change the designations of any class and to increase or decrease the number of shares of any class and to decrease the number of shares of any class without shareholder approval.

Shares of JPVF Growth are each offered in one class and represent an equal proportionate interest in the Portfolio. Shares of LVIP Growth and Income will be offered in two classes (Standard Class and Service Class). Shares of the classes of Growth and Income will represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Under Maryland corporate law, it is well settled that shareholders of the Jefferson Pilot Variable Fund, Inc. are not personally liable for the acts or obligations of the corporation.

Delaware statutory trust law provides that shareholders of the Lincoln Variable Insurance Products Trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation. However, it is less settled whether the courts of all states will give effect to this statutory limitation of liability with respect to Delaware business trusts.

Shareholder Meetings and Voting Rights

Neither the Trust on behalf of LVIP Growth and Income nor JPVF Growth is required to hold annual meetings of shareholders. However, in the case of the JPVF Fund, an annual meeting is not required in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, and in the case of the Lincoln Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Lincoln Fund or the Trust, as applicable. Neither the Lincoln Fund nor the Trust currently intends to hold regular shareholder meetings. The By-Laws of the Trust require an annual meeting of shareholders only in year in which shareholder action is needed on the election of Trustees. The JPVF Fund's and Lincoln Trust's By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Trustees, the chairperson of the Board or by the president of the Trust. Cumulative voting is not permitted in the election of the Trustees of the Trust. Like shareholders of the Fund, shareholders of the Trust are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

In respect to the Trust, except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, thirty-three and one-third percent (33 1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholders' meeting shall constitute a quorum at such meeting. When any one or more series or classes is required to vote as a single series (or class) separate from any other shares, thirty-three and one-third percent (33 1/3%) of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholders' meeting of such series or class. Except when a larger vote is required by any provision of the Declaration of Trust or the Bylaws or by applicable law, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality of the shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires, or the Trustees of the Trust, in their sole discretion determine, that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the shares of that series (or class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series (or class) is concerned.

In respect to the JPVF Fund, at all meetings of the stockholders, the holders of a majority of the shares of stock of the Fund entitled to vote at the meeting, present in person or by proxy, constitute a quorum for the transaction of any business. In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting to a date not more than 120 days after the original record date until the holders of the requisite amount of shares of stock shall be persent.

Liquidation

In the event of liquidation of the Trust, the shareholders of each of the Trust's series that has been established and designated, including of Lincoln Growth and Income, shall be entitled to receive, as a group, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the shareholders of any particular series that has but a single class of outstanding shares will be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Trust. Any assets not readily identifiable as belonging to any particular series will be allocated by or under the supervision of the Trustees to and among any one or more of the series established and designated. Any such allocation by the Trustees is conclusive and binding for all purposed. In the event of the liquidation of the fund, the same provisions discussed above would apply.

Liability and Indemnification of Trustees/Directors

Pursuant to Delaware law and its By-Laws, the Trust shall indemnify current and former Trustees and officers of the Trust to the extent permitted or required by Delaware law, provided, however, that other than for Trustees and except as specifically required by Delaware law, the Trust is required to indemnify or advance expenses only to the extent specifically outlined in the Declaration of Trust and By-Laws.

Pursuant to the JPVF Fund's By-Laws, the Fund shall indemnify or advance any expenses to current and former Directors and officers of the Fund to the extent permitted or required by Maryland law. However, the Fund shall only be required to indemnify or advance expenses to a person, other than a Director, to the extent specifically approved by resolution adopted by the Fund's Board of Directors.

Under both the JPVF Fund's and Lincoln Trust's By-Laws, no indemnification or advance payment of expenses is provided to Directors/Trustees or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund/Trust will not advance payment of legal expenses to a Director/Trustee or officer unless the /DirectorTrustee or officer undertakes to repay the advance unless (A) it is determined that such Director/Trustee or officer is entitled to the indemnification, and (B) (i) the Director/Trustee or officer provides a security for the undertaking, (ii) the Fund/Trust is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors/Trustees, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

The foregoing is only a summary of certain characteristics of the operations of the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Maryland law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of JPVF Growth in connection with a solicitation of voting instructions by the Directors of JPVF Growth, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 15, 2007, at the offices of the Fund at One Granite Place, Concord, New Hampshire 03301 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of JPVF Growth on or about January 24, 2007.

The Board of Directors of JPVF Growth has fixed the close of business on December 15, 2006 as the record date (the "Record Date") for determining the shareholders of JPVF Growth entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of JPVF Growth, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of JPVF Growth. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of JPVF Growth in accordance with voting instructions received on a timely basis from Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

The number of shares as to which voting instructions may be given by a Contract Owner of a Contract is determined by the number of full and fractional shares of JPVF Growth held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of JPVF Growth is entitled to one vote and any fractional share is entitled to a fractional vote.

Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

Approval of the Reorganization will require the affirmative vote of at least majority of the holders of the outstanding shares of JPVF Growth entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of a majority of the total number of shares of JPVF Growth then outstanding and entitled to vote at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of JPVF Growth were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Fund.

Voting instructions solicitations will be made primarily by mail, but beginning on or about February 21, 2007 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Insurance Companies, their affiliates or other representatives of JPVF Growth (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by MIS (an ADP company), JPVF Growth's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Insurance Companies.

If shareholders of JPVF Growth do not vote to approve the Reorganization, the Directors of JPVF Growth will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of JPVF Growth who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

JPVF Growth does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of JPVF Growth at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by JPVF Growth in a reasonable period of time prior to that meeting.

The votes of the shareholders of LVIP Growth and Income are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Share Ownership

The number of shares each Fund had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable contract owners and policy owners of JPVF Growth are entitled to instruct Jefferson Pilot on the manner in which to vote the shares of JPVF Growth attributable to their variable annuity contract or variable life insurance policy at the meeting.

To the knowledge of the JPVF Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JPVF Growth. To the knowledge of LVIP, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of LVIP Growth and Income. To the knowledge of the JPVF Fund and LVIPT Trust, as of December 15, 2006, no person owned beneficially 5% or more of the outstanding shares of JPVF Growth and LVIP Growth and Income respectively. On December 15, 2006, no Trustee or executive officer of LVIPT owned any separate account units attributable to more than one percent of the assets of any class of LVIP Growth and Income.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the JPVF Growth and LVIP Growth and Income for the fiscal years ended December 31, 2005, contained in the 2005 Annual Reports to Shareholders, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as stated in their reports dated February 10, 2006, which are incorporated herein by reference, and have been so incorporated in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the participation of JPVF Growth in the Reorganization will be passed upon by Craig D. Moreshead, Esq., Assistant Vice President and Associate Counsel of Jefferson Pilot Financial.

Certain legal matters concerning the issuance of shares of LVIP Growth and Income will be passed upon by Colleen Tonn, Esq, Senior Counsel, of Lincoln National.

ADDITIONAL INFORMATION

JPVF Growth and JPVF are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained, upon the payment of a duplicating fee by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

OTHER BUSINESS

The Directors of JPVF Growth do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF JPVF GROWTH RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

January 24, 2007

EXHIBIT A

Plan of Reorganization

THIS PLAN OF REORGANIZATION dated as of , 2007, is by and between certain series of Funds of the Jefferson Pilot Variable Fund, Inc. (the "Acquired Corporation") and certain series of Funds of the Lincoln Variable Insurance Products Trust (the "Acquiring Trust").

The Acquired Corporation is a corporation organized and existing under the laws of the State of Maryland. The Acquired Corporation was incorporated in October 19, 1984, and has 20 billion authorized shares with a par value of one (1) cent per share. The Acquired Corporation owns no interest in land in Maryland. The Acquired Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of fourteen series.

The Acquiring Trust is a business trust organized and existing under the laws of the State of Delaware. The Acquiring Trust was formed on February 1, 2003, and has an authorized unlimited number of shares of beneficial interest with no par value. The Acquiring Trust owns no interest in land in Delaware. The Acquiring Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of eighteen series.

Certain Funds (each an "Acquired Fund") will be reorganized into certain other Funds (each an "Acquiring Fund"). The following chart shows each Acquired Fund and its corresponding Acquiring Fund.

Acquired Fund (a series of the Acquired Corporation)	Corresponding Acquiring Fund (a series of the Acquiring Trust)
JPVF Growth Portfolio	LVIP Growth and Income Fund

Jefferson Pilot Investment Advisory Corporation is the investment adviser to the Acquired Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

Delaware Management Company, a series of Delaware Management Business Trust, is the investment adviser to the Acquiring Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Directors of the Acquired Corporation has determined that it is in the best interests of the Acquired Corporation, the Acquired Funds, and the stockholders and beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The Board of Trustees of the Acquiring Trust has determined that it is in the best interests of the Acquiring Trust, the Acquiring Funds, and the stockholders and beneficial owners of the Acquiring Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein each qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code").

ARTICLE I

The Effective Time

The Effective Time of the Reorganization ("Effective Time") shall be after the close of business on April 27, 2007, or such other time as shall be specified by the Boards or the appropriate officers of the Acquired Corporation and the Acquiring Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Boards (or appropriate officers acting under the authority of the Boards), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the separate existence of the Acquired Fund will cease. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund ("Acquired Fund Shares") shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund ("Acquiring Fund Shares").

ARTICLE II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

Exchange of Stock

At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class. The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares.

The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund's and Acquiring Fund's respective current Form N-lA registration statements and valuation procedures then in effect. In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Fund's Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund's Bylaws.

Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, the Acquired Funds will distribute substantially all of its net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1.  The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)( ) of the Code;

2.  No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

3.  The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4.  The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

5.  No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

6.  No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

7.  The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

8.  The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund Shares were held as capital assets.

ARTICLE IV

Expenses

The Lincoln National Life Insurance Company will pay the expenses of the Reorganization. The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired Funds' proxy materials, legal fees, accounting fees, and expenses of holding shareholders' meetings. However, the brokerage costs associated with repositioning the Funds' portfolios in connection with the Reorganization will be shared by the Acquiring Funds and the Lincoln National Life Insurance Company in accordance with a methodology approved by the respective Boards.

ARTICLE V

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by either Board (or appropriate officers of either Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Acquired Corporation, the Acquiring Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Maryland.

JEFFERSON PILOT VARIABLE FUND, INC.
on behalf of the Acquired Funds

By:

[Title]

LINCOLN VARIABLE INSURANCE
PRODUCTS TRUST
on behalf of the Acquiring Funds

By:

[Title]

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EXHIBIT B

Outstanding Shares as of the Record Date

Fund	Total Number of Shares Outstanding
Growth And Income Fund
Standard Class	56,847,075.41
Service Class	362,285.27
57,209,360.68
Growth Portfolio	2,388,265.55

B-1

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EXHIBIT C

Ownership of Shares as of the Record Date

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Growth and Income Fund Standard Class	Lincoln National (Life) VA Acct C 1300 South Clinton Street Fort Wayne IN 46801	54,749,283.73	96.31%
Growth and Income Fund Service Class	Lincoln National (Life) VA Acct C Lincoln National (Life) VA Acct N 1300 South Clinton Street Fort Wayne IN 46801	56,389.47 292,789.66	15.56% 80.82%
Growth Portfolio	Jefferson Pilot Financial Separate Account A Jefferson Pilot Separate Account C JPF Variable Annuity Annuity SAII One Granite Place Concord, NH 03301	1,820,778.23 269,460.09 216,387.21	76.24% 11.28% 9.06%

C-1

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EXHIBIT D

Management's Discussion of Fund Performance and Financial Highlights

Management's Discussion of Fund Performance

The discussion of performance for the Growth Portfolio in this Exhibit D is taken from the Portfolio's most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Growth Portfolio

PORTFOLIO COMMENTARY

In 2005 earnings were strong but the stock market was not. Corporate America increased earnings by an estimated 13.6%, but the stock market, as represented by the S&P 500® Index, gained just 4.91%. Indeed, companies continued to go on a profit tear the likes of which has not been seen in modern times. If, as expected, the companies in the S&P 500® Index report earnings increases of at least 10% for the fourth quarter over the same period last year, it will mark the 15th consecutive quarter of double-digit earnings growth. But the continued earnings strength failed to help the stock market to at least match 2004's 10.88% return, confounding the expectations of some market strategists.

Because the gains in recent years have tended to come in brief, intense bursts, with plenty of doldrums in between, the market's performance has seemed more lackluster than it actually has been. So it may come as something of a surprise to those who are inclined to bearishness that the S&P 500® Index has now produced three consecutive up years and a highly respectable three-year annualized return of 14.39%. (The long-term average annual return is 10%.)

As a consequence of 2005's subpar return, the price/earnings multiple of stocks in aggregate declined. At the end of the year, the price/earnings ratio of the S&P 500® was 16.4 times 2005 earnings. It finished 2004 at 18 times that year's earnings. The 16.4 P/E is the lowest for the S&P 500® in 10 years.

Investor sentiment throughout the year was soured by a double dose of rising interest rates and high energy prices. From a 45-year low of 1% in 2004, the Federal Reserve has hiked short-term rates to a current 4.25%. Oil prices in August climbed to a record of more than $68 per barrel before ending the year at about $63. The worry among investors was that higher rates and oil prices would crimp consumer spending, the engine that drives the economy.

Good security selection in the major market sectors helped the Growth Portfolio produce a solidly positive return of 13.95% for the year. This return significantly outperformed the Portfolio's benchmark, the Russell 1000® Growth Index's return of

5.26%. Nine of the Portfolio's 11 sector positions beat their corresponding index sectors. Performance for the past year was largely driven by the energy and utility sectors, a combined 15% weighting.

Our energy sector overweight versus the index benefited the Portfolio as energy was the top performing sector in the Portfolio for the year. The Portfolio's energy stocks advanced as the entire group is riding the wave of higher commodity prices. Ultra Petroleum Corp. continues to be a leader in this sector climbing over 120% for the year. Production increases in their China and Wyoming assets, coupled with rising energy prices, have provided a substantial benefit to this E&P Company's earnings. Peabody Energy in the coal industry benefited from strong coal markets during the year. Utilities have historically low inventory levels currently under strong electricity demand. The supply demand imbalance has led to record prices as a result Peabody reset steam coal contracts at much higher prices. The company has benefited from strong metallurgical coal pricing trends as well.

Also contributing to performance was the utility sector. We were overweight versus the index and positive security selection boosted performance. Oil and gas related companies Southwestern Energy and Questar also benefited from increasing commodity prices. Wireless telecom company America Movil SA de CV continues its rapid growth and penetration persists mainly in Mexico and other Latin American countries

The main detractor from performance was the producer durables sector. We saw weakness related to the lack of visibility of a turn in the semiconductor cycle for KLA-Tencor Corp. and Lam Research Inc. Rockwell Automation fell on soft results as its core manufacturing business appeared to be slowing during the year.

We remain optimistic about the near-term outlook for the stock market. Our bottom-up fundamental analysis tells us that the recent strong earnings of corporate America are no fluke and should persist. Also, companies are intent on capitalizing on their fastest growing products and services, controlling costs, improving productivity, buying back shares, and raising dividends. They realize if they don't do all that, a cash-rich acquirer, of which there are many, may end up doing it for them. All in all, we see a favorable backdrop for continued stock-market gains in the new year.

As we move into 2006, our emphasis, as always, is on holding stocks that we think have the strongest prospective earnings power. We currently favor shares of companies in the Internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunication-equipment, and wireless industries.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX**

  Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Growth	Russell 1000® Growth Index
1 Year	13.95%	5.26%
5 Year	-3.83%	-3.58%
Inception	7.88%	2.24%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*  Effective April 29, 2005 Chris Perry was replaced by Robb J. Parlanti as co-manager of the Portfolio.

**  This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

LVIP Growth and Income Fund

The Fund returned 5.5% (Standard Class shares with distributions reinvested) for the year ended December 31, 2005. while its style specific benchmark, the Russell 1000 Index*, returned 6.3%.

The stock market was mostly positive in 2005 with the broad S&P 500 Index returning 4.5%. The market did see a year-end rally, mostly in November, however, 2005 ended on a down note on concerns that economic and corporate profit growth will slow in 2006. As was the case in 2004, energy and utility stocks led performance and were the best performing sectors in the S&P 00; and the transportation sector also fared well. Credit cyclicals, media and communications services issues trailed the overall market.

The Fund's performance slightly lagged that of its benchmark index for the year. The Fund's relative underperformance was attributable to stock selection in the technology, energy and basic materials sectors. Stock selection in the credit cyclicals, financials and healthcare sectors positively contributed to performance.

The economy remains strong and we anticipate growth will continue into 2006, albeit at a slower rate. Growth has been robust although it is likely to stabilize as corporate earnings will have difficult comparisons given the strong earnings growth seen in 2005. Despite this we remain positive on the equity markets in 2006. U.S. Gross Domestic Product (GDP) growth is at an annualized rate above 3%, inflation remains low, and employment is strong. The economy has displayed resiliency in the face of record-high oil prices, the devastating hurricane season and geo-political tensions. Inflation remains controlled and the Federal Reserve has indicated that it is in the latter stages of its rate hiking campaign. It is our belief that when the market anticipates that the Federal Reserve will pause or end monetary tightening, equities will respond favorably.

Growth of $10,000 invested 12/31/95 through 12/31/05

This chart illustrates, hypothetically, that $10,000 was invested in the Growth and Income Fund Standard Class shares on 12/31/95. As the chart shows, by December 31, 2005, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $21,085. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have growth to $24,300. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment Standard Class Shares	Ended 12/31/05
One Year	+5.54%
Five Years	+1.19%
Ten Years	+7.74%

The Service Class shares total return was 5.28% for the year ended 12/31/05 and its average annual total return was 11.95% for the period from 5/19/04 (commencement of operations) to 12/31/05.

* The Russell 1000 Index measures the performance of the largest 1,000 companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each class of the Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The financial highlights of both the Growth Portfolio and the LVIP Growth and Income Fund for the periods through December 31, 2005 that are contained in this Exhibit C have been derived from financial statements audited by Ernst & Young LLP, the Funds' independent registered public accounting firm. Ernst &Young's reports, along with the Funds' financial statements for periods through December 31, 2005, are included in the respective Fund's annual report (each available upon request). The financial highlights of both the Growth Portfolio and the LVIP Growth and Income Fund for the six months ended June 30, 2006 that are contained in this Exhibit C have been derived from financial statements which are unaudited and which are contained in each Fund's semi-annual report (each available upon request).

  Growth Portfolio

	Six Months Ended 6/30/06 (Unaudited)		12/31/05	12/31/04	Year Ended 12/31/03	12/31/02	12/31/01
Income from investment operations:
Net asset value, beginning of period	$15.90		$13.95	$12.48	$9.53	$12.80	$20.68
Net investment income (loss)	0.08		0.05	(0.01)	(0.05)	—	—
Net gains and losses on securities (both realized and unrealized)	0.21		1.90	1.48	3.00	(3.27)	(6.89)
Total from investment operations	0.29		1.95	1.47	2.95	(3.27)	(6.89)
Less distributions to shareholders:
Dividends from net investment income	(0.06)		—	—	—	—	—
Distributions from capital gains	—		—	—	—	—	(0.99)
Total distributions	(0.06)		—	—	—	—	(0.99)
Net asset value, end of period	$16.13		$15.90	$13.95	$12.48	$9.53	$12.80
Total return(A)	1.78%		13.95%	11.83%	30.85%	(25.53)%	(33.76)%
Ratios to average net assets (prior to expense offsets and expense reimbursements:(B)
Expenses	0.77	%(D)	0.76%	0.81%	0.89%	0.86%	0.87%
Net investment income (loss)	0.76	%(D)	0.36%	(0.05)%	(0.50)%	(0.55)%	(0.35)%
Ratios to average net assets (net of expense offsets and expense reimbursements:(B)
Expenses	0.74	%(D)	0.76%	0.81%	0.89%	0.86%	0.87%
Net investment income (loss)	0.78	%(D)	0.36%	(0.05)%	(0.50)%	(0.55)%	(0.35)%
Portfolio turnover rate	60.96%		142.13%	194.77%	169.72%	283.59%	403.36%
Net assets, at end of period (in millions)	$41.3		$42.3	$41.3	$41.3	$31.8	$49.6

(A)Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the S&P500 Index Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets. For the year ended December 31, 2005, the Growth and Mid-Cap Growth Portfolios had expense offsets (see Note B). For the six months ended June 30, 2006 the Capital Growth, Growth, Strategic Growth, Mid-Cap Growth and Mid-Cap Value Portfolios had expense offsets (see Note B).

(B)Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)Dividends from net investment income amounted to less than $0.005 per share during the period.

(D)Ratios are calculated on an annualized basis.

(E)The ratio calculates to less than 0.005%

(F)Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

Lincoln Variable Insurance Products Trust — Growth and Income Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

  Growth and Income Fund Standard Class

	Six Months Ended 6/30/06(1) (Unaudited)	12/31/05	12/31/04	Year Ended 12/31/03(2)	12/31/02(3)	12/31/01
Net asset value, beginning of period	$31.673	$30.407	$27.502	$21.438	$27.849	$43.249
Income (loss) from investment operations:
Net investment income(4)	0.210	0.427	0.458	0.304	0.275	0.309
Net realized and unrealized gain (loss) on investments	(0.026)	1.253	2.821	6.047	(6.422)	(3.823)
Total from investment operations	0.184	1.680	3.279	6.351	(6.147)	(3.514)
Less dividends and distributions from:
Net investment income .	—	(0.414)	(0.374)	(0.287)	(0.264)	(0.278)
Net realized gain on investments .	—	—	—	—	—	(11.608)
Total dividends and distributions	—	(0.414)	(0.374)	(0.287)	(0.264)	(11.886)
Net asset value, end of period	$31.857	$31.673	$30.407	$27.502	$21.438	$27.849
Total return(5)	0.57%	5.54%	11.99%	29.71%	(22.07)%	(11.21)%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,934,499	$2,076,169	$2,245,431	$2,242,161	$1,911,558	$2,916,463
Ratio of expenses to average net assets	0.38%	0.38%	0.37%	0.38%	0.36%	0.36%
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly	0.38%	0.38%	0.37%	0.38%	0.38%	0.36%
Ratio of net investment income to average net assets	1.30%	1.39%	1.63%	1.28%	1.13%	0.94%
Ratio of net investment income to average net assets prior to fees waived and expense paid indirectly	1.30%	1.39%	1.63%	1.28%	1.11%	0.94%
Portfolio turnover	39%	20%	38%	72%	68%	78%

(1)Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(3)Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

(4)The average shares outstanding method has been applied for per share information.

(5)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Lincoln Variable Insurance Products Trust — Growth and Income Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

  Growth and Income Fund Service Class

	Six Months Ended(1) (Unaudited)	Year Ended 12/31/05	5/19/04(2) to 12/31/04
Net asset value, beginning of period	$31.650	$30.396	$26.971
Income (loss) from investment operations:
Net investment income(3)	0.170	0.348	0.270
Net realized and unrealized gain (loss) on investments	(0.026)	1.252	3.495
Total from investment operations	0.144	1.600	3.765
Less dividends and distributions from:
Net investment income	—	(0.346)	(0.340)
Total dividends and distributions	—	(0.346)	(0.340)
Net asset value, end of period	$31.794	$31.650	$30.396
Total return(4)	0.45%	5.28%	14.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,737	$4,358	$132
Ratio of expenses to average net assets	0.63%	0.63%	0.62%
Ratio of net investment income to average net assets	1.05%	1.14%	1.55%
Portfolio turnover	39%	20%	38	%(5)

(1)Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(5)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

N85504
JPVF GF

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 24, 2007

JEFFERSON PILOT VARIABLE FUND, INC.

ONE GRANITE PLACE

CONCORD, NEW HAMPSHIRE 03301

This Statement of Additional Information relates to a transaction whereby all of the assets and liabilities of the Growth Portfolio (“JPVF Growth “) of Jefferson Pilot Variable Fund, Inc. (“Fund”) will be transferred to the Growth and Income Fund (“LVIP Growth and Income”) of the Lincoln Variable Insurance Products Trust (“LVIP”) in exchange for Service Class shares of LVIP Growth and Income.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated January 8, 2007 for the Special Meeting of Shareholders of JPVF Growth to be held on March 15, 2007. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling JPVF at 1-800-258-3648 (outside New Hampshire) and 800-322-0235 (inside New Hampshire).

Further information about the JPVF Growth and about LVIP Growth and Income is contained in the Statement of Additional Information (“SAI”) for the JPVF and LVIP, respectively, dated May 1, 2006, which is incorporated herein by reference.  Copies of the SAI for JPVF may be obtained by written request to the address above or by calling 1-800-248-3648 (outside New Hampshire) and 800-322-0235 (inside New Hampshire)..  Copies of the SAI for LVIP may be obtained by writing to LVIP at 1300 South Clinton Street, Fort Wayne, Indiana 46801 or by calling 1-800-4LINCOLN (454-6265)

STATEMENT OF ADDITIONAL INFORMATION

Table of Contents

GENERAL INFORMATION	1

FINANCIAL STATEMENTS	2

GENERAL INFORMATION

The Shareholders of the JPVF Growth are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the “Agreement”), whereby the assets and liabilities of JPVF Growth will be transferred to LVIP Growth and Income, a series of the LVIP, in exchange for shares of LVIP Growth and Income, and the assumption by LVIP Growth and Income of the liabilities of JPVF Growth .

A Special Meeting of Shareholders of JPVF Growth to consider the proposal and the related transaction will be held at One Granite Place, Concord, New Hampshire 03301 on March 15, 2007 at 10:00 A.M. (Eastern time).  For further information about the transaction, see the Combined Prospectus/Proxy Statement.

The following documents are incorporated by reference into this Statement of Additional Information:

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(1)                                  The Statement of Additional Information of JPVF dated May 1, 2006.

(2)                                  The Statement of Additional Information of LVIP dated May 1, 2006.

(3)                                  The audited financial statements and related reports of the independent registered public accounting firm included in the Annual Reports to Shareholders of JPVF for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(4)                                  The audited financial statements and related reports of the independent registered public accounting firm included in the Annual Reports to Shareholders of LVIP for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(5)                                  The unaudited financial statements included in the Semi-Annual Reports to Shareholders of JPVF at and for the six months ended June 30, 2006.  No other parts of the Semi-Annual Reports are incorporated herein by reference.

(6)                                  The unaudited financial statements included in the Semi-Annual Reports to Shareholders of LVIP at and for the six months ended June 30, 2006.  No other parts of the Annual Reports are incorporated herein by reference.

This Statement of Additional Information consists of this cover page and the documents described above.

FINANCIAL STATEMENTS

The financial statements of JPVF and JPVF Growth contained in the JPVF’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for JPVF. This annual report, as well as the most recent semi-annual report of JPVF, which contains unaudited financial statements of JPVF and JPVF Growth at and for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-258-3648.

The financial statements of LVIP and LVIP Growth and Income contained in LVIP’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for LVIP. This annual report, as well as the most recent semi-annual report of LVIP, which contains unaudited financial statements of LVIP and LVIP Growth and Income for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-4LINCOLN (454-6265).

The financial statements of JPVF Growth and LVIP Growth and Income contained in the December 31, 2005 annual reports and the June 30, 2006 semi-annual reports of JPVF and LVIP, respectively, are incorporated herein by reference to the Forms N-CSR filed by JPVF on February 27, 2006 and N-CSRS on August 25, 2006 and the Forms N-CSR filed by LVIP on March 6, 2006 and N-CSRS on August 28, 2006, and will be provided to Contract Owners requesting this SAI. No parts of such annual and semi-annual reports other than the financial statements are incorporated by reference herein. JPVF and LVIP

2

expect that annual reports to shareholders for the period ending December 31, 2006 will be available in late February 2007.

Projected (pro forma) financial information reflecting the combined accounts of the JPVF Growth and LVIP Growth and Income have not been included in this SAI, because the net asset value of JPVF Growth as of September 30, 2006 did not exceed 10% of the net asset value of LVIP Growth and Income as of that date.

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